EXHIBIT 10.2

SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
AND OTHER LOAN DOCUMENTS

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, dated as of July 25, 2019 (this “Amendment”), is by and among BLUEGREEN VACATIONS CORPORATION (f.k.a.  Bluegreen Corporation), a Florida corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and FIFTH THIRD BANK,  an Ohio banking corporation, as administrative agent (in such capacity, the “Administrative Agent”) and as the letter of credit issuer (in such capacity, the “L/C Issuer”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Amended and Restated Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Subsidiaries of the Borrower from time to time party thereto (the “Guarantors”), certain banks and financial institutions from time to time party thereto (the “Lenders”), the L/C Issuer and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of December 16,  2016 (as amended, supplemented, extended, restated, replaced, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders party hereto are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Article 1 AMENDMENTS TO CREDIT AGREEMENT

1.1 Amendment to Section 1.1 (Amendment to Existing Definition).  Section 1.1 of the Credit Agreement is hereby amended by amending the definition of “Adjusted EBITDA” appearing therein by (i) deleting the “and” appearing immediately prior to clause (f) of such definition and (ii) inserting a new clause (g) of such definition to read in its entirety as follows:

and (g)  to the extent deducted in calculating such Income (Loss),  any extraordinary, unusual or non-recurring cash charges, expenses or losses for such accounting period arising out of the Bass Pro Shops Dispute, including (i) charges associated with the cash settlement of the Bass Pro Shops Dispute and (ii) costs, fees and expenses incurred by the Borrower in connection with the Bass Pro Shops Dispute, including costs, fees and expenses relating to any advisors, legal counsel or counsels engaged by the Borrower in connection with of the Bass Pro Shops Dispute (net of the aggregate amount in respect of insurance or similar reimbursement, indemnity or other payments actually received in cash by the Borrower in connection with the settlement of the Bass Pro Shops Dispute);

1.2 Amendment to Section 1.1 (New Definition).  Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new definition in appropriate alphabetical order to read as follows:

“Bass Pro Shops Dispute” means the claims made against the Borrower in Bass Pro, LLC and Big Cedar, LLC v. Bluegreen Vacations Unlimited, Inc., Case No. 6:19-cv-03143, brought in the United States District Court for the Western District of Missouri.

1.3 Amendments to Loan Documents.    Each of the Loan Documents is hereby amended such that any reference in any such Loan Document to “Bluegreen Corporation” shall be a reference to “Bluegreen Vacations Corporation”.

Article 2 CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions.  This Amendment shall be deemed effective as of June 28, 2019 (the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a) Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Loan Parties, the Required Lenders and the Administrative Agent.
(b) Default. After giving effect to this Amendment, no Potential Default or Event of Default shall exist.
(c) Fees and Expenses.

(i) The Administrative Agent shall have received from the Borrower, for the account of each Lender that executes and delivers a signature page hereto to the Administrative Agent by 5:00 p.m. (ET) on or before July 25, 2019 (each such Lender, a “Consenting Lender”, and collectively, the “Consenting Lenders”), an amendment fee in an amount equal to 5.0 basis points on (A) the aggregate Revolving Commitments of such Consenting Lender and (B) the outstanding principal amount of the Term Loans held by such Consenting Lender, in each case, on and as of the Amendment Effective Date.

(ii) The Administrative Agent shall have received from the Borrower such other fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby.

(d) Miscellaneous.  All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

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Article 3 MISCELLANEOUS

3.1 Amended Terms.  On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2 FATCA.  For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

3.3 Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:
(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The representations and warranties set forth in Section 5 of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).
(e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Potential Default or an Event of Default.

(f) The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

(g) The Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.4 Reaffirmation of Obligations.  Each Loan Party hereby ratifies the Credit Agreement and each other Loan Document to which it is a party, and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and each such Loan Document applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

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3.5 Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.6 Expenses.  The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.7 Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.8 Entirety.  This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.9 Counterparts; Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.  Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

3.10 No Actions, Claims, Etc.  As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.11 GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.12 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

3.13 General Release.    In consideration of the Administrative Agent’s and each Lender’s willingness to enter into this Amendment,  each Loan Party hereby releases and forever discharges the Administrative Agent, the L/C Issuer,  the Lenders and each such Person’s respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Bank Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Loan Party may have or claim to have against any of the Bank Group in any way related to or connected with the Loan Documents and the transactions contemplated thereby.

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3.14 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.20 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

3.15

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:

BLUEGREEN VACATIONS CORPORATION

By:/s/ Anthony M. Puleo___________________________

      Name: Anthony M. Puleo

      Title:   EVP, CFO and Treasurer

GUARANTORS:

BLUEGREEN VACATIONS UNLIMITED, INC.

By: /s/ Anthony M. Puleo__________________________

      Name: Anthony M. Puleo

      Title:   Vice President and Treasurer

BLUEGREEN ASSET MANAGEMENT

 CORPORATION

BLUEGREEN COMMUNITIES OF GEORGIA,

 LLC

BLUEGREEN COMMUNITIES, LLC

BLUEGREEN CORPORATION OF

  TENNESSEE

BLUEGREEN GOLF CLUBS, INC.

BLUEGREEN GUARANTY CORPORATION

BLUEGREEN HOLDCO, LLC

BLUEGREEN HOLDING CORPORATION

 (TEXAS)

BLUEGREEN LOUISIANA, LLC

BLUEGREEN MANAGEMENT RESOURCES,

 LLC

BLUEGREEN NEVADA, LLC

By: /s/ Anthony M. Puleo__________________________

      Name:Anthony M. Puleo

      Title:Vice President and Treasurer of each of the

Guarantors listed above

Bluegreen Corporation
First Amendment to Credit Agreement

#48161573

GUARANTORS (cont.):

BLUEGREEN NEW JERSEY, LLC

BLUEGREEN PROPERTIES OF VIRGINIA

 INC.

BLUEGREEN PURCHASING & DESIGN, INC.

BLUEGREEN RESORTS MANAGEMENT, INC.

BLUEGREEN SERVICING LLC

BLUEGREEN SOUTHWEST LAND, INC.

BLUEGREEN SPECIALTY FINANCE, LLC

BXG CONSTRUCTION, LLC

BXG MINERAL HOLDINGS, LLC

CATAWBA FALLS, LLC

ENCORE REWARDS, INC.

FAMILY FUN COMPANY, LLC

GREAT VACATION DESTINATIONS, INC.

JORDAN LAKE PRESERVE CORPORATION

LEISURE CAPITAL CORPORATION

LEISURE COMMUNICATION NETWORK

 INC.

MANAGED ASSETS CORPORATION

NEW ENGLAND ADVERTISING

 CORPORATION

OUTDOOR TRAVELER DESTINATIONS, LLC

PINNACLE VACATIONS, INC.

By:/s/ Anthony M. Puleo  ___          _________________

      Name:Anthony M. Puleo

      Title:Vice President and Treasurer of each of the

Guarantors listed above

BLUEGREEN TREASURY SERVICES LLC

By:/s/ Anthony M. Puleo __________________________

      Name:Anthony M. Puleo

      Title:President and Treasurer

BLUEGREEN SOUTHWEST ONE, L.P.

BLUEGREEN COMMUNITIES OF TEXAS, L.P.

By: Bluegreen Southwest Land, Inc.,

as General Partner

By:/s/ Anthony M. Puleo __________________________

      Name:Anthony M. Puleo

      Title:Vice President and Treasurer

BLUEGREEN BEVERAGE, LLC

By: Bluegreen Vacations Unlimited, Inc.,

Its Sole Manager

By:/s/ Anthony M. Puleo __________________________

      Name:Anthony M. Puleo

      Title:Vice President and Treasurer

ADMINISTRATIVE AGENT:

FIFTH THIRD BANK,

   as Administrative Agent

By:/s/ Trey Fogg_________________________________

      Name: Trey Fogg

      Title: Vice President

LENDERS:

FIFTH THIRD BANK,

   as a Lender and L/C Issuer

By: /s/ Trey Fogg_________________________________

      Name: Trey Fogg

      Title: Vice President

BANK OF AMERICA, N.A.,

   as a Lender

By: /s/ Julia Rocawich_____________________________

      Name: Julia Rocawich

      Title: SVP, Bank of America

CITY NATIONAL BANK OF FLORIDA,

   as a Lender

By: /s/ William H. Lutes___________________________

      Name: William H. Lutes

      Title: Market Executive, Tampa

KEYBANK NATIONAL ASSOCIATION,

   as a Lender

By: /s/ Thomas Z. Schmitt _________________________

      Name: Thomas Z. Schmitt

      Title: Assistant Vice President

ZB,  N.A., DBA NATIONAL BANK OF ARIZONA,

  as a Lender

By: /s/ Kristen Carreno____________________________

      Name: Kristen Carreno

      Title: Senior Vice President